FORM 10f-3	FUND:  	PaineWebber
Growth and Income Fund

Record of Securities Purchased
Under the Fund's Rule 10f-3
Procedures


1.	Issuer:  North Point
Communication

2.	Date of Purchase:  5/5/99
	3.  Date offering commenced:
5/5/99

4.	Underwriters from whom
purchased:   Goldman Sachs

5.	"Affiliated Underwriter"
managing or participating in
syndicate:  PaineWebber

6.	Aggregate principal amount of
purchase:  30,000

7.	Aggregate principal amount of
offering:  13,000,000

8.	Purchase price (net of fees
and expenses):  $24.00

9.	Initial public offering
price:  $24.00

10.	Commission, spread or profit:
	%	$1.00

11.	Have the following conditions
been satisfied?
YES
NO
a.	The securities are part of an
issue registered under the
Securities Act of 1933
which is being offered to the
public.

X

b. The securities were purchased
prior to the end of the first day
on which any
sales are made (or, if a rights
offering, the securities were
purchased on or
before the fourth day preceding the
day on which the offering
terminated).
c. The securities were purchased at
a price not more than the price
paid by each
other purchaser in the offering.
d. The underwriting was a firm
commitment underwriting.

X


X

X




e. The commission, spread or profit
was reasonable and fair in relation
to that
being received by others for
underwriting similar securities
during the same
period.
f. The issuer of the securities and
any predecessor have been in
continuous
operations for not less than three
years.
g. The amount of such securities
purchased by all of the investment
companies
advised by Mitchell Hutchins (or
the Fund's Sub-Adviser, if
applicable) did not
exceed 25% of the principal amount
of the offering.
h. No Affiliated Underwriter was a
direct or indirect participant in
or beneficiary
of the sales.

 Note:  Refer to the Rule 10f-3
Procedures for the definitions of
the capitalized
terms above.  In particular,
"Affiliated Underwriter" is defined
as PaineWebber
Group Inc. and any of its
affiliates, including PaineWebber
Incorporated.  In the
case of a Fund advised by a Sub-
Adviser, "Affiliated Underwriter"
shall also
include any brokerage affiliate of
the Sub-Adviser.



X


X



X


X


Approved:  /s/ Chris Altschul
	Date:  6-2-99


FORM 10f-3	FUND:  	PaineWebber
Growth and Income Fund

Record of Securities Purchased
Under the Fund's Rule 10f-3
Procedures


1.	Issuer:  Georgia Pacific
Premium Equity Participation Units

2.	Date of Purchase:  7/1/99
	3.  Date offering commenced:
7/1/99

4.	Underwriters from whom
purchased:   Morgan Stanley

5.	"Affiliated Underwriter"
managing or participating in
syndicate:  PaineWebber

6.	Aggregate principal amount of
purchase:  147,500

7.	Aggregate principal amount of
offering:  15,000,000

8.	Purchase price (net of fees
and expenses):  $50.00

9.	Initial public offering
price:  $50.00

10.	Commission, spread or profit:
	%	$.90

11.	Have the following conditions
been satisfied?
YES
NO
a.	The securities are part of an
issue registered under the
Securities Act of 1933
which is being offered to the
public.

X

b. The securities were purchased
prior to the end of the first day
on which any
sales are made (or, if a rights
offering, the securities were
purchased on or
before the fourth day preceding the
day on which the offering
terminated).
c. The securities were purchased at
a price not more than the price
paid by each
other purchaser in the offering.
d. The underwriting was a firm
commitment underwriting.

X


X

X




e. The commission, spread or profit
was reasonable and fair in relation
to that
being received by others for
underwriting similar securities
during the same
period.
f. The issuer of the securities and
any predecessor have been in
continuous
operations for not less than three
years.
g. The amount of such securities
purchased by all of the investment
companies
advised by Mitchell Hutchins (or
the Fund's Sub-Adviser, if
applicable) did not
exceed 25% of the principal amount
of the offering.
h. No Affiliated Underwriter was a
direct or indirect participant in
or beneficiary
of the sales.

 Note:  Refer to the Rule 10f-3
Procedures for the definitions of
the capitalized
terms above.  In particular,
"Affiliated Underwriter" is defined
as PaineWebber
Group Inc. and any of its
affiliates, including PaineWebber
Incorporated.  In the
case of a Fund advised by a Sub-
Adviser, "Affiliated Underwriter"
shall also
include any brokerage affiliate of
the Sub-Adviser.



X


X



X


X


Approved:  /s/ Mark Tincher
	Date:  7-1-99

FORM 10f-3	FUND:  	PaineWebber
Growth and Income Fund

Record of Securities Purchased
Under the Fund's Rule 10f-3
Procedures


1.	Issuer:  Calpine Corp.

2.	Date of Purchase:  10/28/99
	3.  Date offering commenced:
10/27/99

4.	Underwriters from whom
purchased:   First Boston

5.	"Affiliated Underwriter"
managing or participating in
syndicate:  PaineWebber

6.	Aggregate principal amount of
purchase:  78,500

7.	Aggregate principal amount of
offering:  4,800,000

8.	Purchase price (net of fees
and expenses):  $50.00

9.	Initial public offering
price:  $50.00

10.	Commission, spread or profit:
	%	$.83

11.	Have the following conditions
been satisfied?
YES
NO
a.	The securities are part of an
issue registered under the
Securities Act of 1933
which is being offered to the
public.

X

b. The securities were purchased
prior to the end of the first day
on which any
sales are made (or, if a rights
offering, the securities were
purchased on or
before the fourth day preceding the
day on which the offering
terminated).
c. The securities were purchased at
a price not more than the price
paid by each
other purchaser in the offering.
d. The underwriting was a firm
commitment underwriting.

X


X

X




e. The commission, spread or profit
was reasonable and fair in relation
to that
being received by others for
underwriting similar securities
during the same
period.
f. The issuer of the securities and
any predecessor have been in
continuous
operations for not less than three
years.
g. The amount of such securities
purchased by all of the investment
companies
advised by Mitchell Hutchins (or
the Fund's Sub-Adviser, if
applicable) did not
exceed 25% of the principal amount
of the offering.
h. No Affiliated Underwriter was a
direct or indirect participant in
or beneficiary
of the sales.

 Note:  Refer to the Rule 10f-3
Procedures for the definitions of
the capitalized
terms above.  In particular,
"Affiliated Underwriter" is defined
as PaineWebber
Group Inc. and any of its
affiliates, including PaineWebber
Incorporated.  In the
case of a Fund advised by a Sub-
Adviser, "Affiliated Underwriter"
shall also
include any brokerage affiliate of
the Sub-Adviser.



X


X



X


X


Approved:  /s/ Mark Tincher
	Date:  10-28-99

FORM 10f-3	FUND:  	PaineWebber
Growth and Income Fund

Record of Securities Purchased
Under the Fund's Rule 10f-3
Procedures


1.	Issuer:  United Parcel
Service

2.	Date of Purchase:  11/9/99
	3.  Date offering commenced:
11/9/99

4.	Underwriters from whom
purchased:   Morgan Stanley

5.	"Affiliated Underwriter"
managing or participating in
syndicate:  PaineWebber

6.	Aggregate principal amount of
purchase:  9450

7.	Aggregate principal amount of
offering:  1,000,000

8.	Purchase price (net of fees
and expenses):  $50.00

9.	Initial public offering
price:  $50.00

10.	Commission, spread or profit:
	%	$1.00

11.	Have the following conditions
been satisfied?
YES
NO
a.	The securities are part of an
issue registered under the
Securities Act of 1933
which is being offered to the
public.

X

b. The securities were purchased
prior to the end of the first day
on which any
sales are made (or, if a rights
offering, the securities were
purchased on or
before the fourth day preceding the
day on which the offering
terminated).
c. The securities were purchased at
a price not more than the price
paid by each
other purchaser in the offering.
d. The underwriting was a firm
commitment underwriting.

X


X

X




e. The commission, spread or profit
was reasonable and fair in relation
to that
being received by others for
underwriting similar securities
during the same
period.
f. The issuer of the securities and
any predecessor have been in
continuous
operations for not less than three
years.
g. The amount of such securities
purchased by all of the investment
companies
advised by Mitchell Hutchins (or
the Fund's Sub-Adviser, if
applicable) did not
exceed 25% of the principal amount
of the offering.
h. No Affiliated Underwriter was a
direct or indirect participant in
or beneficiary
of the sales.

 Note:  Refer to the Rule 10f-3
Procedures for the definitions of
the capitalized
terms above.  In particular,
"Affiliated Underwriter" is defined
as PaineWebber
Group Inc. and any of its
affiliates, including PaineWebber
Incorporated.  In the
case of a Fund advised by a Sub-
Adviser, "Affiliated Underwriter"
shall also
include any brokerage affiliate of
the Sub-Adviser.



X


X



X


X


Approved:  /s/ Mark Tincher
	Date:  10/5/99